Exhibit 99.1

Media Contact	Investor Contact
Bob Guenther 203-578-2391	Terry Mangan 203-578-2318
rguenther@websterbank.com	tmangan@websterbank.com

WEBSTER REPORTS 2011 SECOND QUARTER PROFIT

WATERBURY, Conn., July 15, 2011 – Webster Financial Corporation (NYSE: WBS), the holding company for Webster Bank, N.A., today announced net income available to common shareholders of $33.4 million, or $.36 per diluted share, for the quarter ended June 30, 2011 compared to $33.5 million, or $.36 per diluted share, for the quarter ended March 31, 2011. The quarter ended March 31, 2011 included $2.0 million of income from discontinued operations, net of tax, or $.02 per diluted share.

Key points for the quarter or at June 30:

Improved net interest margin of 3.46 percent compared to 3.44 percent in the first quarter and 3.27 percent a year ago.

Continued improvement in asset quality as evidenced by a 13.9 percent reduction in nonperforming assets and a 21.4 percent decline in past due loans, both from March 31.

Provision for loan losses of $5.0 million compared to $10.0 million in the first quarter and $32.0 million a year ago.

Continued growth in demand deposits which now represent 16.9 percent of total deposits compared to 15.5 percent at March 31 and 13.1 percent a year ago.

Results include one time items of $6.1 million, including a write-down of foreclosed assets of $5.1 million to expedite sales over the next several quarters, severance and other costs of $1.1 million, branch and facility optimization of $0.9 million, warrant registration cost of $0.4 million and net loan repurchase and unfunded commitment reserve actions of ($1.4) million.

Webster Chairman and Chief Executive Officer James C. Smith said, “Webster is pleased to report solid operating results for the quarter. Continued growth in core business lending coupled with a higher net interest margin contributed to modest revenue growth, while positive asset quality trends also contributed to our improved performance. Given the relatively slow economic recovery, our plans for improving operating efficiency will be essential to sustaining positive earnings momentum.”

Net interest income

•	Net interest margin increased by two basis points to 3.46 percent, reflecting a two basis point decline in the cost of funds from the first quarter.

•	Average interest-earning assets totaled $16.6 billion compared to $16.7 billion for the first quarter.

Provision for loan losses

•

Of the $5.0 million provision for loan losses recorded in the quarter, $2.3 million was related to the Company’s continuing portfolios and $2.7 million was related to the liquidating portfolio. In the first quarter, of the $10.0 million provision for loan losses recorded, $8.7 million was related to the Company’s continuing portfolios and $1.3 million was related to the liquidating portfolio.

•

Net charge-offs were $21.7 million in the quarter compared to $33.7 million for the quarter ended March 31; $16.9 million was related to the continuing portfolios compared to $29.2 million for the previous quarter, and $4.8 million was related to the liquidating portfolio compared to $4.5 million for the previous quarter.

•	The allowance for loan losses increased to 123 percent of nonperforming loans compared to 114 percent in the prior quarter.

Webster Vice Chairman and Chief Operating Officer Jerry Plush stated, “Significant reductions in past due loans, classified assets and nonperforming loans resulted in a reduced need for provision for loan losses compared to prior periods. We also took steps to further reduce the costs of carrying nonperforming assets with the write-downs recorded to expedite the sale of the existing inventory of real estate owned over the next several quarters.”

Noninterest income

•

Total noninterest income increased $2.7 million compared to the first quarter, primarily from increases of $1.6 million in loan related fees and $1.3 million of net gain on sales of investment securities. Second quarter results also include increases of $0.8 million in deposit services fees and $0.7 million from wealth and investment services, offset by a decline in other income of $1.7 million, primarily due to lower income on direct investments.

Noninterest expense

•

Total noninterest expense increased $2.9 million from the first quarter. Included in noninterest expense is $5.1 million of write-downs of foreclosed assets to expedite sales of existing inventory over the next several quarters. Also included in the quarter were $0.8 million of net write-downs and losses on sales of other properties in the quarter, severance and other costs of $1.1 million, and $0.4 million in costs related to the registration of the warrants issued to the U.S. Treasury. Offsetting these increases were decreases in compensation and benefits of $1.4 million, occupancy expense of $1.9 million and marketing expense of $1.3 million.

Income taxes

•

The Company recorded $15.9 million of income tax expense in the quarter on the $50.1 million of pre-tax income applicable to continuing operations in the period. The effective tax rate for the quarter was 31.7 percent.

Investment securities

•

Total investment securities were $5.3 billion at June 30, 2011 compared to $5.4 billion at March 31, 2011. The carrying value of the available for sale portfolio included $45.4 million in net unrealized gains compared to net unrealized gains of $35.9 million at March 31, while the carrying value of the held to maturity portfolio does not reflect $115.6 million in net unrealized gains compared to net unrealized gains of $73.7 million at March 31.

Loans

•

Total loans were $11.0 billion at both June 30, 2011 and March 31, 2011. Originations for the second quarter consisted of $227 million in commercial non-mortgage, $15 million in equipment finance, $41 million in asset based lending, $116 million in commercial real estate, $85 million in residential, and $160 million in consumer. In the quarter, commercial non-mortgage loans increased by $83.8 million and commercial real estate loans increased by $8.0 million, while equipment finance and asset based lending declined by $65.3 and $2.4 million, respectively. Residential mortgage and consumer loans declined by $10.9 million and $8.7 million, respectively.

Asset quality

•

Total nonperforming loans were $228.2 million, or 2.07 percent, of total loans at June 30, 2011 compared to $261.9 million, or 2.38 percent, at March 31, 2011. Included in nonperforming loans are $5.1 million in consumer liquidating loans compared to $7.8 million at March 31. The $33.6 million decrease in total nonperforming loans, or 12.8 percent, primarily reflects a lower level of new nonaccrual loans in the quarter along with an increased level of loans returning to accrual status in the quarter. Included in nonperforming loans were paying loans totaling $77.9 million at June 30 compared to $76.9 million at March 31.

•

Past due loans for the continuing portfolios decreased to $58.5 million, or 25.0 percent, at June 30 compared to $78.0 million at March 31. Past due loans for the liquidating portfolio were $6.1 million at June 30 compared to $6.0 million at March 31.

Deposits and borrowings

•

Total deposits were $13.7 billion at June 30, 2011 compared to $14.1 billion at March 31, 2011. Increases of $139.6 million in demand deposits, $105.9 million in interest-bearing checking and $52.0 million in savings were offset by declines of $614.6 million in money market and $91.1 million in certificates of deposits. Core to total deposits and loans to deposits were 78 and 80 percent, respectively, compared to 78 percent for both at March 31.

•	Total borrowings were $2.0 billion at June 30 compared to $1.8 billion at March 31. Borrowings represented 12 percent of total assets at June 30 compared to 10 percent at March 31.

Capital

•

The tangible common equity and Tier 1 common equity to risk weighted assets ratios increased to 7.28 percent and 10.79 percent, respectively, compared to 7.10 percent and 10.53 percent at March 31, 2011.

***

Webster Financial Corporation is the holding company for Webster Bank, National Association. With $18 billion in assets, Webster provides business and consumer banking, mortgage, financial planning, trust and investment services through 176 banking offices, 495 ATMs, telephone banking, mobile banking, and the Internet. Webster Bank owns the asset based lending firm Webster Business Credit Corporation; the equipment finance firm Webster Capital Finance Corporation; and provides health savings account trustee and administrative services through HSA Bank, a division of Webster Bank. Member FDIC and equal housing lender. For more information about Webster, including past press releases and the latest annual report, visit the Webster website at www.websterbank.com.

***

Conference Call

A conference call covering Webster’s second quarter earnings announcement will be held today, Friday, July 15, at 9:00 a.m. (Eastern) and may be heard through Webster’s investor relations website at www.wbst.com, or in listen-only mode by calling 1-877-407-8289 or 201-689-8341 internationally. The call will be archived on the website and available for future retrieval.

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may,” “plans,” “estimates,” and similar references to future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of Webster or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on Webster’s current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Webster’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (1) local, regional, national, and international economic conditions and the impact they may have on us and our customers and our assessment of that impact; (2) volatility and disruption in national and international financial markets; (3) government intervention in the U.S. financial system; (4) changes in the level of non-performing assets and charge-offs; (5) changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (6) adverse conditions in the securities markets that lead to impairment in the value of securities in our investment portfolio; (7) inflation, interest rate, securities market, and monetary fluctuations; (8) the timely development and acceptance of new products and services and perceived overall value of these products and services by customers; (9) changes in consumer spending, borrowings, and savings habits; (10) technological changes; (11) the ability to increase market share and control expenses; (12) changes in the competitive environment among banks, financial holding companies, and other financial service providers; (13) the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) with which we and our subsidiaries must comply, including those under the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III update to the Basel Accords that is under development; (14) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; (15) the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; and (16) our success at managing the risks involved in the foregoing items and (17) the other factors that are described in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading “Risk Factors.” Any forward-looking statement made by the Company in this release speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this press release contains certain non-GAAP financial measures. A reconciliation of net income and other performance ratios, as adjusted, is included in the accompanying selected financial highlights table.

We believe that providing certain non-GAAP financial measures provides investors with information useful in understanding our financial performance, our performance trends and financial position. Specifically, we provide measures based on what we believe are our operating earnings on a consistent basis and exclude non-core operating items which affect the GAAP reporting of results of operations. We utilize these measures for internal planning and forecasting purposes. We, as well as securities analysts, investors, and other interested parties, also use these measures to compare peer company operating performance. We believe that our presentation and discussion, together with the accompanying reconciliations, provides a complete understanding of factors and trends affecting our business and allows investors to view performance in a manner similar to management. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results, and we strongly encourage investors to review our consolidated financial statements in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.

WEBSTER FINANCIAL CORPORATION

Selected Financial Highlights (unaudited)

	At or for the Three Months Ended
(In thousands, except per share data)	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010

Net income and performance ratios (annualized):

Net income attributable to Webster Financial Corp.	$34,207	$34,296	$32,569	$22,687	$17,638
Net income available to common shareholders	33,376	33,465	24,959	17,779	12,730
Net income per diluted common share	0.36	0.36	0.30	0.22	0.15
Return on average shareholders’ equity	7.44%	7.66%	7.11%	4.80%	3.81%
Return on average tangible equity	10.55	11.00	10.11	6.74	5.40
Return on average assets	0.76	0.76	0.73	0.51	0.39

Income and performance ratios, (annualized), from continuing operations:

Income from continuing operations attributable to Webster Financial Corp.	$34,207	$32,301	$32,475	$22,687	$17,638
Net income available to common shareholders	33,376	31,470	24,865	17,779	12,730
Net income from continuing operations per diluted common share	0.36	0.34	0.30	0.22	0.15
Return on average shareholders’ equity	7.44%	7.21%	7.09%	4.80%	3.81%
Return on average tangible equity	10.55	10.36	10.08	6.74	5.40
Return on average assets	0.76	0.72	0.73	0.51	0.39
Noninterest income as a percentage of total revenue	25.13	24.11	25.66	25.97	33.11
Efficiency ratio (a)	65.00	67.61	67.82	65.79	65.67

Asset quality:

Allowance for loan losses	$281,243	$297,948	$321,665	$340,341	$344,087
Nonperforming assets	250,084	290,349	301,804	343,991	349,203
Allowance for loan losses / total loans	2.55%	2.71%	2.92%	3.12%	3.17%
Net charge-offs / average loans (annualized)	0.79	1.22	1.24	1.06	1.17
Nonperforming loans / total loans	2.07	2.38	2.48	2.85	2.92
Nonperforming assets / total loans plus OREO	2.27	2.63	2.73	3.14	3.21
Allowance for loan losses / nonperforming loans	123.22	113.78	117.58	109.39	108.44

Other ratios (annualized):

Tangible capital ratio	7.44%	7.27%	6.99%	7.79%	7.68%
Tangible common equity ratio	7.28	7.10	6.82	5.91	5.79
Tier 1 risk-based capital ratio (c)	12.94	12.69	12.12	12.90	12.85
Total risk-based capital (c)	14.52	14.27	13.99	14.77	14.72
Tier 1 common equity / risk-weighted assets (c)	10.79	10.53	9.92	8.16	8.12
Shareholders’ equity / total assets	10.29	10.10	9.83	10.66	10.56
Interest rate spread	3.42	3.40	3.37	3.31	3.22
Net interest margin	3.46	3.44	3.40	3.36	3.27

Share and equity related:

Common equity	$1,804,141	$1,786,114	$1,744,483	$1,572,053	$1,549,620
Book value per common share	20.61	20.42	20.01	20.02	19.75
Tangible book value per common share	14.42	14.21	13.78	13.09	12.79
Common stock closing price	21.02	21.43	19.70	17.56	17.94
Dividends declared per common share	0.05	0.01	0.01	0.01	0.01

Common shares issued and outstanding	87,532	87,474	87,160	78,505	78,478
Basic shares (average)	86,986	86,896	78,663	78,097	78,004
Diluted shares (average)	92,184	92,554	82,766	82,128	82,721

Footnotes:

(a)	Calculated using SNL’s methodology - noninterest expense (excluding foreclosed property expenses, intangible amortization, goodwill impairments, and other charges) as a percentage of net interest income (FTE basis) plus noninterest income (excluding gain/loss on securities and other charges).
(b)	For purposes of the yield computation, unrealized gains (losses) on securities available for sale are excluded from the average balance.
(c)	The ratios presented are projected for the three month reporting period ending June 30, 2011 and actual for the remaining reporting periods presented.

WEBSTER FINANCIAL CORPORATION

Consolidated Balance Sheets (unaudited)

(In thousands)	June 30, 2011	March 31, 2011	June 30, 2010

Assets:

Cash and due from banks	$196,181	$170,691	$179,490
Interest-bearing deposits	57,863	104,982	40,041

Investment securities:
Trading, at fair value	—	—	8,785
Available for sale, at fair value	2,143,072	2,195,109	2,206,362
Held to maturity	3,123,510	3,211,047	3,136,605

Total securities	5,266,582	5,406,156	5,351,752

Loans held for sale	21,650	10,809	11,109

Loans:
Commercial	2,852,141	2,836,007	2,831,637
Commercial real estate	2,224,184	2,216,206	2,126,853
Residential mortgages	3,139,408	3,150,269	2,980,984
Consumer	2,802,907	2,811,568	2,917,086

Total loans	11,018,640	11,014,050	10,856,560
Allowance for loan losses	(281,243)	(297,948)	(344,087)

Loans, net	10,737,397	10,716,102	10,512,473

Prepaid FDIC premiums	46,546	52,121	68,257
Federal Home Loan Bank and Federal Reserve Bank stock	143,874	143,874	143,874
Premises and equipment, net	152,009	155,464	164,865
Goodwill and other intangible assets, net	548,370	549,767	553,958
Cash surrender value of life insurance policies	303,258	300,683	293,387
Deferred tax asset, net	89,925	95,209	101,855
Accrued interest receivable and other assets	243,173	259,088	322,087

Total Assets	$17,806,828	$17,964,946	$17,743,148

Liabilities and Equity:

Deposits:
Demand	$2,323,266	$2,183,665	$1,763,819
Interest-bearing checking	2,477,625	2,371,707	2,504,659
Money market	2,081,503	2,696,076	2,190,611
Savings	3,773,417	3,721,445	3,521,547
Certificates of deposit	2,939,648	3,030,707	3,447,534
Brokered	121,068	121,068	51,375

Total deposits	13,716,527	14,124,668	13,479,545

Securities sold under agreements to repurchase and other short-term borrowings	1,079,866	857,394	960,197
Federal Home Loan Bank advances	403,131	403,297	629,828
Long-term debt	566,677	570,637	586,617
Accrued expenses and other liabilities	197,970	184,320	203,222

Total liabilities	15,964,171	16,140,316	15,859,409

Webster Financial Corporation shareholders’ equity	1,833,080	1,815,053	1,874,091
Noncontrolling interests	9,577	9,577	9,648

Total equity	1,842,657	1,824,630	1,883,739

Total Liabilities and Equity	$17,806,828	$17,964,946	$17,743,148

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Consolidated Statements of Operations (unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands, except per share data)	2011	2010	2011	2010
Interest income:
Interest and fees on loans and leases	$121,599	$122,447	$242,830	$245,797
Interest and dividends on securities	53,527	55,443	107,371	109,599
Loans held for sale	177	144	599	458

Total interest income	175,303	178,034	350,800	355,854

Interest expense:
Deposits	21,841	30,482	44,610	62,433
Borrowings	13,345	15,210	26,624	29,695

Total interest expense	35,186	45,692	71,234	92,128

Net interest income	140,117	132,342	279,566	263,726
Provision for loan losses	5,000	32,000	15,000	75,000

Net interest income after provision for loan losses	135,117	100,342	264,566	188,726

Noninterest income:
Deposit service fees	26,095	29,345	51,435	57,129
Loan related fees	6,419	7,225	11,248	13,230
Wealth and investment services	7,454	6,218	14,176	12,053
Mortgage banking activities	1,234	427	2,487	289
Increase in cash surrender value of life insurance policies	2,576	2,612	5,109	5,190
Net gain on investment securities	1,647	18,192	2,024	18,830
Other income	1,593	1,501	4,841	5,815

Total noninterest income	47,018	65,520	91,320	112,536

Noninterest expense:
Compensation and benefits	65,592	60,327	132,604	121,269
Occupancy	12,856	13,546	27,591	27,986
Technology and equipment expense	15,134	15,657	30,526	30,925
Marketing	4,252	5,226	9,772	10,017
Professional and outside services	2,813	3,566	5,243	6,168
Intangible assets amortization	1,397	1,397	2,794	2,794
Foreclosed and repossessed asset expenses	710	1,009	1,594	2,701
Foreclosed and repossessed asset write-downs	794	891	479	2,952
Loan workout expenses	1,779	2,200	3,579	4,125
Deposit insurance	5,918	7,161	11,699	13,246
Other expenses	14,716	16,135	28,640	27,493

	125,961	127,115	254,521	249,676
Write-down for expedited asset disposition	5,073	—	5,073	—
Severance and other	1,060	876	1,060	883
Branch and facility optimization	859	—	1,132	—
Costs for warrant registration	350	—	350	—
Provision for litigation and settlements	194	19,676	486	19,676
Loan repurchase and unfunded commitment reserve, net	(1,436)	—	(1,436)	—
Fraud loss	—	—	—	11,056

Total noninterest expense	132,061	147,667	261,186	281,291

Income from continuing operations before income taxes	50,074	18,195	94,700	19,971
Income tax expense	15,867	550	28,193	905

Income from continuing operations	34,207	17,645	66,507	19,066
Income from discontinued operations, net of tax	—	—	1,995	—

Consolidated net income	34,207	17,645	68,502	19,066
Less: Net (loss) income attributable to noncontrolling interests	—	7	(1)	7

Net income attributable to Webster Financial Corp.	34,207	17,638	68,503	19,059
Preferred stock dividends	(831)	(4,581)	(1,662)	(10,036)
Preferred stock accretion and accounting adjustments	—	(327)	—	(2,362)

Net income available to common shareholders	$33,376	$12,730	$66,841	$6,661

Diluted shares (average)	92,184	82,721	92,368	82,090

Net income per common share available to common shareholders:
Basic
Income from continuing operations	$0.38	$0.16	$0.74	$0.08
Net income	0.38	0.16	0.77	0.08
Diluted
Income from continuing operations	0.36	0.15	0.70	0.08
Net income	0.36	0.15	0.72	0.08

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Consolidated Statements of Operations (unaudited)

	Three Months Ended
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
(In thousands, except per share data)	2011	2011	2010	2010	2010
Interest income:
Interest and fees on loans and leases	$121,599	$121,231	$121,944	$123,042	$122,447
Interest and dividends on securities	53,527	53,844	51,652	53,182	55,443
Loans held for sale	177	422	433	79	144

Total interest income	175,303	175,497	174,029	176,303	178,034

Interest expense:
Deposits	21,841	22,769	23,787	26,409	30,482
Borrowings	13,345	13,279	13,892	15,160	15,210

Total interest expense	35,186	36,048	37,679	41,569	45,692

Net interest income	140,117	139,449	136,350	134,734	132,342
Provision for loan losses	5,000	10,000	15,000	25,000	32,000

Net interest income after provision for loan losses	135,117	129,449	121,350	109,734	100,342

Noninterest income:
Deposit service fees	26,095	25,340	25,026	26,822	29,345
Loan related fees	6,419	4,829	6,568	6,119	7,225
Wealth and investment services	7,454	6,722	6,652	6,220	6,218
Mortgage banking activities	1,234	1,253	2,222	1,658	427
Increase in cash surrender value of life insurance policies	2,576	2,533	2,650	2,677	2,612
Net gain on investment securities	1,647	377	2,295	1,262	18,192
Other income	1,593	3,248	1,639	2,510	1,501

Total noninterest income	47,018	44,302	47,052	47,268	65,520

Noninterest expense:
Compensation and benefits	65,592	67,012	63,941	60,133	60,327
Occupancy	12,856	14,735	13,871	13,777	13,546
Technology and equipment expense	15,134	15,392	16,044	15,886	15,657
Marketing	4,252	5,520	4,317	4,634	5,226
Professional and outside services	2,813	2,430	4,515	4,038	3,566
Intangible assets amortization	1,397	1,397	1,397	1,397	1,397
Foreclosed and repossessed asset expenses	710	884	1,319	1,596	1,009
Foreclosed and repossessed asset (gains) write-downs	794	(315)	48	2,157	891
Loan workout expenses	1,779	1,800	2,228	3,477	2,200
Deposit insurance	5,918	5,781	5,407	5,882	7,161
Other expenses	14,716	13,924	15,117	13,641	16,135

	125,961	128,560	128,204	126,618	127,115
Write-down for expedited asset disposition	5,073	—	—	—	—
Severance and other	1,060	—	646	303	876
Branch and facility optimization	859	273	4,307	—	—
Costs for warrant registration	350	—	—	—	—
Provision for litigation and settlements	194	292	—	2,800	19,676
Loan repurchase and unfunded commitment reserve, net	(1,436)	—	—	—	—
Fraud recovery	—	—	(5,195)	—	—

Total noninterest expense	132,061	129,125	127,962	129,721	147,667

Income from continuing operations before income taxes	50,074	44,626	40,440	27,281	18,195
Income tax expense	15,867	12,326	7,966	4,597	550

Income from continuing operations	34,207	32,300	32,474	22,684	17,645
Income from discontinued operations, net of tax	—	1,995	94	—	—

Consolidated net income	34,207	34,295	32,568	22,684	17,645
Less: Net (loss) income attributable to noncontrolling interests	—	(1)	(1)	(3)	7

Net income attributable to Webster Financial Corp.	34,207	34,296	32,569	22,687	17,638
Preferred stock dividends	(831)	(831)	(3,469)	(4,581)	(4,581)
Preferred stock accretion and accounting adjustments	—	—	(4,141)	(327)	(327)

Net income available to common shareholders	$33,376	$33,465	$24,959	$17,779	$12,730

Diluted shares (average)	92,184	92,554	82,766	82,128	82,721
Net income per common share available to common shareholders:
Basic
Income from continuing operations	$0.38	$0.36	$0.32	$0.23	$0.16
Net income	0.38	0.38	0.32	0.23	0.16
Diluted
Income from continuing operations	0.36	0.34	0.30	0.22	0.15
Net income	0.36	0.36	0.30	0.22	0.15

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Interest Rate Spreads and Margin (unaudited)

	Three Months Ended
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010

Interest rate spread
Yield on interest-earning assets	4.31%	4.31%	4.32%	4.36%	4.37%
Cost of interest-bearing liabilities	0.89	0.91	0.95	1.05	1.15

Interest rate spread	3.42%	3.40%	3.37%	3.31%	3.22%

Net interest margin	3.46%	3.44%	3.40%	3.36%	3.27%

Consolidated Average Balances, Yields, and Rates Paid (unaudited)

Three Months Ended June 30,	2011			2010
(Dollars in thousands)	Average balance	Interest	Fully tax- equivalent yield/rate	Average balance	Interest	Fully tax- equivalent yield/rate

Assets:
Interest-earning assets:
Loans	$10,998,039	$121,599	4.41%	$10,877,997	$122,447	4.49%
Investment securities (b)	5,244,359	56,395	4.34	5,374,567	58,126	4.33
Loans held for sale	14,814	177	4.78	12,761	144	4.51
Federal Home Loan and Federal Reserve Bank stock	143,874	832	2.32	142,918	746	2.09
Interest-bearing deposits	212,172	123	0.23	185,364	121	0.26

Total interest-earning assets	16,613,258	179,126	4.31	16,593,607	181,584	4.37

Noninterest-earning assets	1,311,512			1,382,519

Total assets	$17,924,770			$17,976,126

Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Deposits:
Demand	$2,225,819	$—	—%	$1,715,043	$—	—%
Savings, interest checking, and money market	8,675,135	9,554	0.44	8,657,141	13,203	0.61
Certificates of deposit	3,122,527	12,287	1.58	3,628,750	17,279	1.91

Total deposits	14,023,481	21,841	0.62	14,000,934	30,482	0.87

Securities sold under agreements to repurchase and other short-term borrowings	891,344	3,777	1.68	785,028	4,121	2.08
Federal Home Loan Bank advances	403,223	3,295	3.23	576,880	4,747	3.25
Long-term debt	568,868	6,273	4.41	587,702	6,342	4.32

Total borrowings	1,863,435	13,345	2.85	1,949,610	15,210	3.10

Total interest-bearing liabilities	15,886,916	35,186	0.89	15,950,544	45,692	1.15

Noninterest-bearing liabilities	188,395			163,744

Total liabilities	16,075,311			16,114,288

Noncontrolling interests	9,577			9,639

Webster Financial Corp. shareholders’ equity	1,839,882			1,852,199

Total liabilities and equity	$17,924,770			$17,976,126

Tax-equivalent net interest income		143,940			135,892
Less: tax-equivalent adjustment		(3,823)			(3,550)

Net interest income		$140,117			$132,342

Interest rate spread			3.42%			3.22%

Net interest margin			3.46%			3.27%

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Consolidated Average Balances, Yields, and Rates Paid (unaudited)

Six Months Ended June 30,	2011			2010
(Dollars in thousands)	Average balance	Interest	Fully tax- equivalent yield/rate	Average balance	Interest	Fully tax- equivalent yield/rate

Assets:
Interest-earning assets:
Loans	$11,031,630	$242,830	4.40%	$10,927,030	$245,797	4.50%
Investment securities (b)	5,322,767	113,239	4.29	5,221,609	114,962	4.41
Loans held for sale	25,792	599	4.64	20,063	458	4.57
Federal Home Loan and Federal Reserve Bank stock	143,874	1,663	2.33	141,902	1,462	2.08
Interest-bearing deposits	137,156	157	0.23	217,732	283	0.26

Total interest-earning assets	16,661,219	358,488	4.31	16,528,336	362,962	4.39

Noninterest-earning assets	1,322,394			1,390,512

Total assets	$17,983,613			$17,918,848

Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Deposits:
Demand	$2,193,967	$—	—%	$1,678,551	$—	—%
Savings, interest checking, and money market	8,659,127	20,137	0.47	8,512,228	27,081	0.64
Certificates of deposit	3,116,638	24,473	1.58	3,705,533	35,352	1.92

Total deposits	13,969,732	44,610	0.64	13,896,312	62,433	0.91

Securities sold under agreements to repurchase and other short-term borrowings	942,745	7,339	1.55	806,501	8,124	2.00
Federal Home Loan Bank advances	478,474	6,650	2.76	576,778	9,165	3.16
Long-term debt	575,188	12,635	4.39	588,248	12,406	4.22

Total borrowings	1,996,407	26,624	2.66	1,971,527	29,695	3.00

Total interest-bearing liabilities	15,966,139	71,234	0.90	15,867,839	92,128	1.17

Noninterest-bearing liabilities	192,356			157,132

Total liabilities	16,158,495			16,024,971

Noncontrolling interests	9,606			9,640

Webster Financial Corporation shareholders’ equity	1,815,512			1,884,237

Total liabilities and equity	$17,983,613			$17,918,848

Tax-equivalent net interest income		287,254			270,834
Less: tax-equivalent adjustment		(7,688)			(7,108)

Net interest income		$279,566			$263,726

Interest rate spread			3.41%			3.22%

Net interest margin			3.45%			3.27%

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Loan Balances (unaudited)

(Dollars in thousands)	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010

Loan Balances (actuals):
Continuing Portfolio:
Commercial	$1,793,362	$1,709,592	$1,654,615	$1,562,633	$1,538,924
Equipment financing	578,117	643,388	710,925	759,416	804,871
Asset based lending	480,662	483,027	454,398	495,317	487,842
Commercial real estate	2,170,986	2,160,097	2,138,314	2,041,237	2,044,264
Residential development	53,198	56,109	59,674	66,495	82,589
Residential mortgages	3,139,407	3,150,268	3,147,491	3,093,581	2,978,601
Consumer	2,641,102	2,642,533	2,682,645	2,702,920	2,722,348

Total continuing	10,856,834	10,845,014	10,848,062	10,721,599	10,659,439
Allowance for loan losses	(243,543)	(258,140)	(278,665)	(293,541)	(294,187)

Total continuing, net	10,613,291	10,586,874	10,569,397	10,428,058	10,365,252

Liquidating Portfolio:
National Construction Lending Center (NCLC)	1	1	1	1,558	2,383
Consumer	161,805	169,035	176,576	185,026	194,738

Total liquidating portfolio	161,806	169,036	176,577	186,584	197,121
Allowance for loan losses	(37,700)	(39,808)	(43,000)	(46,800)	(49,900)

Total liquidating, net	124,106	129,228	133,577	139,784	147,221

Total Loan Balances (actuals)	11,018,640	11,014,050	11,024,639	10,908,183	10,856,560
Allowance for loan losses	(281,243)	(297,948)	(321,665)	(340,341)	(344,087)

Loans, net	$10,737,397	$10,716,102	$10,702,974	$10,567,842	$10,512,473

Loan Balances (average):
Continuing Portfolio:
Commercial	$1,753,100	$1,691,452	$1,570,641	$1,555,430	$1,542,994
Equipment finance	621,447	688,767	733,611	784,215	825,581
Asset based lending	472,837	488,181	488,639	496,871	497,673
Commercial real estate	2,154,922	2,144,904	2,049,658	2,039,180	2,049,162
Residential development	54,757	58,152	62,223	73,510	88,866
Residential mortgages	3,133,742	3,158,754	3,124,899	3,029,900	2,932,305
Consumer	2,641,621	2,662,454	2,693,191	2,714,835	2,737,076

Total continuing	10,832,426	10,892,664	10,722,862	10,693,941	10,673,657
Allowance for loan losses	(255,412)	(280,589)	(288,003)	(295,414)	(294,079)

Total continuing, net	10,577,014	10,612,075	10,434,859	10,398,527	10,379,578

Liquidating Portfolio:
NCLC	1	1	1,246	1,975	2,574
Consumer	165,612	172,929	180,888	190,104	201,766

Total liquidating portfolio	165,613	172,930	182,134	192,079	204,340
Allowance for loan losses	(37,700)	(39,808)	(43,000)	(46,800)	(49,900)

Total liquidating, net	127,913	133,122	139,134	145,279	154,440

Total Loan Balances (average)	10,998,039	11,065,594	10,904,996	10,886,020	10,877,997
Allowance for loan losses	(293,112)	(320,397)	(331,003)	(342,214)	(343,979)

Loans, net	$10,704,927	$10,745,197	$10,573,993	$10,543,806	$10,534,018

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Nonperforming Assets (unaudited)

(Dollars in thousands)	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010

Nonperforming loans:
Continuing Portfolio:
Commercial	$46,327	$40,534	$34,366	$45,877	$48,533
Equipment financing	11,313	16,602	20,482	23,300	28,271
Asset based lending	3,650	5,062	7,832	15,779	21,903
Commercial real estate	38,794	47,095	51,991	62,721	53,826
Residential development	16,173	17,300	15,477	19,487	26,941
Residential mortgages	82,189	95,750	99,128	97,989	93,624
Consumer	24,674	31,722	34,575	34,894	31,638

Nonperforming loans - continuing portfolio	223,120	254,065	263,851	300,047	304,736

Liquidating Portfolio:
NCLC	—	—	—	1,557	2,382
Consumer	5,116	7,802	9,722	9,520	10,193

Nonperforming loans - liquidating portfolio	5,116	7,802	9,722	11,077	12,575

Total nonperforming loans	$228,236	$261,867	$273,573	$311,124	$317,311

Other real estate owned and repossessed assets:
Continuing Portfolio:
Commercial	$13,577	$19,959	$20,033	$17,916	$14,918
Equipment financing	2,115	1,486	1,023	5,056	4,757
Asset based lending	—	—	—	—	—
Commercial real estate	—	—	—	—	—
Residential development	—	—	—	—	—
Residential mortgages	4,772	5,056	5,794	5,883	4,309
Consumer	725	978	937	1,041	4,542

Total continuing	21,189	27,479	27,787	29,896	28,526

Liquidating Portfolio:
NCLC	659	1,003	444	2,380	2,939
Consumer	—	—	—	591	427

Total liquidating	659	1,003	444	2,971	3,366

Total other real estate owned and repossessed assets	$21,848	$28,482	$28,231	$32,867	$31,892

Total nonperforming assets	$250,084	$290,349	$301,804	$343,991	$349,203

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Past Due Loans (unaudited)

(Dollars in thousands)	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010

Past due 30-89 days:

Accruing loans:

Continuing Portfolio:
Commercial	$8,568	$8,746	$5,201	$9,026	$11,295
Equipment financing	7,155	10,520	7,937	6,043	8,818
Asset based lending	—	—	—	—	—
Commercial real estate	4,670	22,229	11,006	7,354	11,069
Residential development	500	—	194	—	200
Residential mortgages	18,631	19,080	21,513	27,821	28,015
Consumer	18,989	17,457	21,539	25,546	27,378

Past Due 30-89 days - continuing portfolio	58,513	78,032	67,390	75,790	86,775

Liquidating Portfolio:
NCLC	—	—	—	—	—
Consumer	6,134	5,966	6,128	8,133	6,496

Past Due 30-89 days - liquidating portfolio	6,134	5,966	6,128	8,133	6,496

Accruing loans past due 90 days or more:	1,417	97	91	150	2,138

Total past due loans	$66,064	$84,095	$73,609	$84,073	$95,409

See Selected Financial Highlights for footnotes.

WEBSTER FINANCIAL CORPORATION

Five Quarter Changes in the Allowance for Loan Losses (unaudited)

	For the Three Months Ended
(Dollars in thousands)	June 30, 2011	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010

Beginning balance	$297,948	$321,665	$340,341	$344,087	$343,871
Provision	5,000	10,000	15,000	25,000	32,000
Allowance for sold loans	—	—	—	—	—

Charge-offs continuing portfolio:
Commercial	4,911	10,611	4,955	4,069	4,101
Equipment financing	413	1,134	4,079	3,972	3,601
Asset based lending	450	500	1,500	4,686	5,200
Commercial real estate	3,765	7,169	5,466	2,260	94
Residential development	—	191	871	1,167	2,110
Residential mortgages	2,951	3,318	3,998	2,666	3,067
Consumer	8,843	10,354	9,732	9,472	10,166

Charge-offs continuing portfolio	21,333	33,277	30,601	28,292	28,339

Charge-offs liquidating portfolio:
NCLC	16	32	1,566	—	1,170
Consumer	5,049	4,634	5,004	6,158	6,469

Charge-offs liquidating portfolio	5,065	4,666	6,570	6,158	7,639

Total charge-offs	26,398	37,943	37,171	34,450	35,978

Recoveries continuing portfolio:
Commercial	1,150	487	824	408	764
Equipment financing	1,579	1,469	1,042	1,473	1,100
Asset based lending	171	929	94	1,136	497
Commercial real estate	406	—	—	—	—
Residential development	—	—	—	616	172
Residential mortgages	96	67	284	380	141
Consumer	1,079	1,086	971	1,277	1,153

Recoveries continuing portfolio	4,481	4,038	3,215	5,290	3,827

Recoveries liquidating portfolio:
NCLC	23	61	194	73	217
Consumer	189	127	86	341	150

Recoveries liquidating portfolio	212	188	280	414	367

Total recoveries	4,693	4,226	3,495	5,704	4,194

Total net charge-offs	21,705	33,717	33,676	28,746	31,784

Ending balance	$281,243	$297,948	$321,665	$340,341	$344,087

See Selected Financial Highlights for footnotes.